UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 25, 2017

WELLS FARGO & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of Principal Executive Offices) (Zip Code)

1-866-249-3302

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Wells Fargo & Company (the “Company”) held its annual meeting of stockholders on April 25, 2017. At the meeting, stockholders elected all 15 of the directors nominated by the Board of Directors as each director received a greater number of votes cast “for” his or her election than votes cast “against” his or her election as reflected below. In addition, stockholders approved, on an advisory basis, the compensation of the Company’s named executives as disclosed in the Company’s 2017 proxy statement; voted, on an advisory basis, to have future votes on named executives’ compensation every year; and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2017. The stockholders did not approve the six stockholder proposals presented at the meeting. The final voting results for each item presented at the meeting are set forth below.

Election of Director Nominees

DIRECTOR	FOR	%[1]	AGAINST	ABSTENTIONS	BROKER NON-VOTES

John D. Baker II	2,729,763,267	69.77%	1,182,903,234	124,298,432	483,111,471

John S. Chen	2,745,927,486	70.18%	1,166,755,750	124,282,395	483,110,773

Lloyd H. Dean	2,411,263,933	61.64%	1,500,662,316	125,039,382	483,110,773

Elizabeth A. Duke	3,030,684,932	75.42%	987,687,991	18,592,010	483,111,471

Enrique Hernandez, Jr.	2,109,344,577	52.53%	1,905,974,532	21,645,824	483,111,471

Donald M. James	3,028,059,585	77.44%	882,312,048	126,593,998	483,110,773

Cynthia H. Milligan	2,291,687,597	57.07%	1,724,207,858	21,069,478	483,111,471

Karen B. Peetz	3,970,463,707	98.67%	53,389,755	13,117,325	483,105,617

Federico F. Peña	2,160,445,629	53.77%	1,857,518,897	19,000,407	483,111,471

James H. Quigley	2,625,203,822	65.35%	1,392,143,104	19,618,008	483,111,471

[1]	Votes cast for the director nominee as a percentage of total votes cast for and against.

Stephen W. Sanger	2,231,533,953	55.54%	1,786,327,462	19,104,216	483,110,773

Ronald L. Sargent	3,966,653,965	98.59%	56,692,796	13,624,026	483,105,617

Timothy J. Sloan	3,968,976,784	98.60%	56,221,016	11,773,685	483,104,919

Susan G. Swenson	2,636,143,234	67.37%	1,276,842,225	123,979,474	483,111,471

Suzanne M. Vautrinot	3,190,853,962	79.48%	823,597,219	22,513,752	483,111,471

Advisory Resolution to Approve Executive Compensation

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES

3,875,615,146	96.00%	126,489,976	34,859,409	483,111,872

Advisory Proposal on the Frequency (Every 1, 2, or 3 Years) of Future Advisory Votes to Approve Executive Compensation

EVERY YEAR	% [2]	2 YEARS	3 YEARS	ABSTENTIONS	BROKER NON-VOTES

3,706,594,433	91.82%	15,624,670	301,117,420	13,412,056	483,327,825

In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Company will hold an annual advisory vote to approve the compensation of its named executives.

Ratify the Appointment of KPMG LLP as Independent Registered Public Accounting Firm for 2017

FOR	% [2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES

4,363,263,834	96.53%	141,085,305	15,726,843	422

[2]	Votes cast for the proposal as a percentage of total votes cast for and against and abstentions.

Stockholder Proposal – Retail Banking Sales Practices Report

FOR	% [2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES

878,470,495	21.76%	3,132,915,951	25,585,461	483,104,497

Stockholder Proposal – Cumulative Voting

FOR	% [2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES

334,453,464	8.28%	3,671,465,851	31,045,236	483,111,854

Stockholder Proposal – Divesting Non-Core Business Report

FOR	% [2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES

119,381,285	2.96%	3,859,845,235	57,742,831	483,107,054

Stockholder Proposal – Gender Pay Equity Report

FOR	% [2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES

606,997,671	15.04%	3,191,747,546	238,223,435	483,107,752

Stockholder Proposal – Lobbying Report

FOR	% [2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES

331,678,458	8.22%	3,622,957,802	82,332,090	483,108,054

Stockholder Proposal – Indigenous Peoples’ Rights Policy

FOR	% [2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES

681,193,234	16.87%	3,102,417,791	253,358,325	483,107,054

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: April 28, 2017	By:	/s/ Anthony R. Augliera
Anthony R. Augliera
Senior Vice President and Corporate Secretary

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